Exhibit 17(a)

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs.

Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll free 866-586-0633, or go to the website: www.proxyweb.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON INCOME TRUST LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO	PROXY

SPECIAL MEETING OF SHAREHOLDERS

JUNE 12, 2009 AT 10:00 A.M.

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Investment Grade Income Portfolio (the “Target Fund”), a series of Legg Mason Income Trust, hereby appoints [            ] and [            ] attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of each Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Target Funds to be held on June 12, 2009, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [                    ] and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 866-586-0633
VOTE VIA THE INTERNET: www.proxyweb.com
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2009
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities Legg Mason Investment Grade Income Portfolio (the “Target Fund”), in exchange for shares of Legg Mason Partners Corporate Bond Fund, and (ii) the subsequent termination of each Target Fund.

FOR                                AGAINST                                 ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs.

Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll free 866-586-0633, or go to the website: www.proxyweb.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON INCOME TRUST LEGG MASON LIMITED DURATION BOND PORTFOLIO	PROXY

SPECIAL MEETING OF SHAREHOLDERS

JUNE 12, 2009 AT 10:00 A.M.

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Limited Duration Bond Portfolio (the “Target Fund”), a series of Legg Mason Income Trust, hereby appoints [            ] and [            ] attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of each Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Target Funds to be held on June 12, 2009, at the offices Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [                    ] and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 866-586-0633
VOTE VIA THE INTERNET: www.proxyweb.com
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2009
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities Legg Mason Limited Duration Bond Portfolio (the “Target Fund”), in exchange for shares of Legg Mason Partners Short-Term Bond Fund, and (ii) the subsequent termination of the Target Fund.

FOR                                AGAINST                                 ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.